UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2009

REUNION INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE			01-15739			06-1439715
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(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

11 STANWIX STREET, SUITE 1400
PITTSBURGH, PENNSYLVANIA 15222
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(Address of principal executive offices, including zip code)


(412) 281-2111
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(Registrant's telephone number, including area code)


NOT APPLICABLE
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[   ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[   ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 - Other Events


	On March 25, 2009, the U.S. Bankruptcy Court in Bridgeport, Connecticut issued an Order confirming the Plan of Reorganization filed by Reunion Industries, Inc. (the "Company") on March 24, 2009.

	The Company's Board of Directors has authorized the Company, at its discretion, to acquire shares of its common stock in open market transactions.



SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	April 14, 2009				REUNION INDUSTRIES, INC.
								(Registrant)

							By /s/ John M. Froehlich
								John M. Froehlich
								Executive Vice President
								and Chief Financial Officer